UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2004

ENDOCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27212 (Commission File Number)	33-0618093 (IRS Employer Identification No.)

201 Technology Drive, Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 450-5400
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

99.1	Press Release, dated May 11, 2004.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On May 11, 2004, Endocare, Inc. (the “Company”) announced via press release the Company’s unaudited financial results for the quarter ended March 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.

By: /s/ Katherine Greenberg

Date: May 11, 2004	Katherine Greenberg Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 11, 2004.